NASDAQ: OCFC 1
OceanFirst Financial Corp.
OceanFirst Financial Corp.
John
John
R.
R.
Garbarino
Garbarino
-
-
Chairman,
Chairman,
President
President
&
&
CEO
CEO
Vito
Vito
R.
R.
Nardelli
Nardelli
-
-
Executive
Executive
Vice
Vice
President
President
&
&
COO
COO
Michael
Michael
J.
J.
Fitzpatrick
Fitzpatrick
-
-
Executive
Executive
Vice
Vice
President
President
&
&
CFO
CFO
INVESTOR PRESENTATIONS
INVESTOR PRESENTATIONS
MAY 25 & 26, 2010
MAY 25 & 26, 2010
Exhibit 99.1

NASDAQ: OCFC 2
OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the
Company.  These forward-looking statements are generally identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions.  The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S.
Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC 3
Established in 1902 as a state-chartered building and loan association.
Our History
Our History
Converts to public company from a mutual structure on July 2, 1996 with an issuance of 27.2 million¹ shares to the Bank's eligible depositors, our Employee Stock Ownership Plan, and the OceanFirst Foundation.
As a healthy institution, accepted the Preferred Stock investment of the
U.S. Treasury under the Capital Purchase Plan for $38.3 million on
January 16, 2009.  Subsequently raised $54.2 million from a follow-on common stock offering in November 2010 with the proceeds used to redeem the Preferred Stock investment on December 30, 2009.
¹ Split adjusted
Entered mortgage banking business with acquisition of Columbia Home
Loans in 2000; shuttered the subsidiary in 2007.

NASDAQ: OCFC 4
Fundamental Franchise and Shareholder Value
OCFC Considerations
OCFC Considerations
Superior Market Demographics
Strong Credit Metrics
Commercial Banking Platform with Solid Core Deposits
Consistent Financial Performance and Fortified Capital Position
Attractive Valuation

NASDAQ: OCFC 5
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Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
Branch Map
Branch Map
Philadelphia
New York

NASDAQ: OCFC 6
Senior Management
Senior Management
Michael J. Fitzpatrick
Insider ownership of 28.0% is substantial
OceanFirst Bank ESOP 10.5%
OceanFirst Foundation 7.4%
Directors & Senior Executive Officers 10.1%
# of # of
Years Years in
Name Position at OCFC Banking Professional Experience
John R. Garbarino Chairman, CEO, & President 39 39
John R. Garbarino has served as Chairman, President and Chief Executive Officer of
OceanFirst Financial Corp. since 1995. He has served in various capacities for OceanFirst
Bank since 1971 and has been a member of the Bank’s senior management since 1979. In
1985, he was elected President and Chief Executive Officer of the Bank. He has been a member of the Bank’s Board of Directors since 1984 and was appointed Chairman of the
Board in 1989.
Vito R. Nardelli Chief Operating Officer & Executive Vice President 6 36
Vito R. Nardelli has been Executive Vice President, Chief Operating Officer of OceanFirst
Bank since September 2005. He has been employed with the Bank since June 1, 2004. Prior to that, he had an extensive career of over 30 years in community banking in New Jersey and also prior experience with First Union Financial Corp., Chase Manhattan Bank, and
Marine Midland Bank. He has also served as Director of Retail Banking for The Trust
Company of New Jersey and, until 2003, as Division President of the Dime Savings Bank of
New Jersey.
18 18
Michael J. Fitzpatrick has been Executive Vice President and Chief Financial Officer of
OceanFirst Financial Corp. since 1995. He has also been Executive Vice President and Chief
Financial Officer of OceanFirst Bank since 1992, when he joined the firm. Prior to that, he was with KPMG for 11 years.
Joseph J. Lebel, III Chief Lending Officer & First Senior Vice President 4 26
Joseph J. Lebel III has been First Senior Vice President, Chief Lending Officer of the Bank
since May 2007. Prior to that, he was Senior Vice President of the Bank since he joined the
Bank in April 2006. Before then, he was employed with Wachovia Bank N.A. for approximately 22 years, most recently as Senior Vice President.
Ownership data as of the March 9, 2010 proxy record date.
Chief Financial Officer & Executive Vice President

NASDAQ: OCFC 7
Deposit Market Share
Deposit Market Share
11,719,863 11,719,863 12,693,674 12,693,674 195 195 Total For Institutions In Market Total For Institutions In Market
1.50 1.50 176,034 176,034 1.50 1.50 190,051 190,051 6 6 Shore Community Bank (NJ) Shore Community Bank (NJ) 10 10
1.91 1.91 223,633 223,633 1.80 1.80 228,140 228,140 6 6 Sun Bancorp Inc. (NJ) Sun Bancorp Inc. (NJ) 9 9
3.59 3.59 420,931 420,931 3.65 3.65 463,303 463,303 12 12 PNC Financial Services Group (PA) PNC Financial Services Group (PA) 8 8
4.69 4.69 549,695 549,695 4.74 4.74 602,140 602,140 9 9 Investors Bancorp Inc. (MHC) (NJ) Investors Bancorp Inc. (MHC) (NJ) 7 7
9.78 9.78 1,146,744 1,146,744 9.29 9.29 1,179,785 1,179,785 18 18 OceanFirst Financial Corp. (NJ) OceanFirst Financial Corp. (NJ) 6 6
8.60 8.60 1,007,417 1,007,417 10.19 10.19 1,293,891 1,293,891 24 24 Bank of America Corp. (NC) Bank of America Corp. (NC) 5 5
11.98 11.98 1,404,152 1,404,152 11.70 11.70 1,485,578 1,485,578 25 25 Banco Banco Santander S.A. Santander S.A. 4 4
14.86 14.86 1,741,299 1,741,299 13.87 13.87 1,760,300 1,760,300 20 20 Toronto-Dominion Bank 3 3
19.37 19.37 2,270,568 2,270,568 16.54 16.54 2,099,640 2,099,640 28 28 Wells Fargo & Co. (CA) Wells Fargo & Co. (CA) 2 2
16.54 16.54 1,938,596 1,938,596 18.71 18.71 2,375,136 2,375,136 13 13 Hudson City Bancorp Inc. (NJ) Hudson City Bancorp Inc. (NJ) 1 1
Ocean County, NJ Ocean County, NJ
(%) (%) ($000) ($000) (%) (%) ($000) ($000) Branches Branches Institution Institution Rank Rank
Mkt. Shr. Mkt. Shr. Dep. In Mkt. Dep. In Mkt. Mkt. Shr. Mkt. Shr. Dep. In Mkt. Dep. In Mkt. # of # of
June 30, 2008 June 30, 2008 June 30, 2009 June 30, 2009

NASDAQ: OCFC 8
Market Demographics
Market Demographics
5.4 5.4
79,468 79,468
2.2 2.2
795,633 795,633
0.3 0.3
34 34
3.8 3.8
Middlesex Middlesex
5.9 5.9
83,164 83,164
1.8 1.8
646,088 646,088
0.9 0.9
18 18
10.6 10.6
Monmouth Monmouth
4.1 4.1 5.6 5.6 11.6 11.6
Projected 2009-2014 Median
Household Income Growth
(%)
4.6 4.6 1.7 1.7 4.9 4.9
54,719 54,719
National National
72,809 72,809
New Jersey New Jersey
60,787 60,787
Median Household Income ($)
575,822 575,822
Population
9.3 9.3
Market Share (%)
6 6
Market Rank
85.6 85.6
Ocean Ocean
Data as of June 30, 2009
Source: SNL Financial
% of OceanFirst Deposits
Projected 2009-2014
Population Growth (%)

NASDAQ: OCFC 9
Loan Composition Transition
Loan Composition Transition
(1) Consumer and other loans primarily consist of home equity lines and loans.
Commercial
R.E., 24.3%
Residential
R.E., 57.6%
Commercial
& Industrial,
4.6%
Construction
R.E., 0.5%
Consumer &
Other(1),
13.0%
Commercial
R.E., 16.5%
Residential
R.E., 69.8%
Commercial
& Industrial,
3.8%
Construction
R.E., 1.3%
Consumer &
Other(1),
8.6%
December 31, 2005 March 31, 2010

NASDAQ: OCFC 10
Commercial Loan Portfolio Segmentation
Commercial Loan Portfolio Segmentation
Construction, 5.2%
Retail Trade, 4.5%
Other Services, 5.2%
Manufacturing, 5.6%
Miscellaneous, 11.1%
Arts/Entertainment/
Recreation, 10.6%
Healthcare, 6.0%
Wholesale Trade,
7.1%
Real Estate
Investment, 36.1%
Accommodations/
Food Services, 8.6%
Total Commercial Loan Portfolio
by Industry Concentration
Real Estate Investment by
Property Concentration
Office, 25.6%
Shopping Center, 12.5%
Retail Store, 9.1%
Multi-Family, 7.3%
Commercial
Development, 3.3%
Residential
Development, 3.3%
Miscellaneous, 15.9%
Land, 4.0%
Industrial/
Warehouse,
19.0%
Data as of March 31, 2010

NASDAQ: OCFC 11
Asset Quality Metrics
Asset Quality Metrics
¹ March 31, 2010 data annualized.
2
For the year ended December 31, 2009 and the three months ended March 31, 2010, the net charge-offs include
$960,000 and $844,000, respectively, relating to loans originated by Columbia Home Loans, LLC, the Company’s mortgage banking subsidiary which has since been shuttered.
Note:  See Appendix for specific loan portfolio metrics.
15,632 15,632 14,723 14,723 11,665 11,665 10,468 10,468 10,238 10,238 Allowance for Loan Losses ($000) Allowance for Loan Losses ($000)
1.60 1.60 1.52 1.52 0.92 0.92 0.48 0.48 0.23 0.23 NPAs NPAs / Assets (%) / Assets (%)
1.95 1.95 1.72 1.72 0.97 0.97 0.52 0.52 0.25 0.25 NPLs NPLs / Loans (%) / Loans (%)
1,291 2,642 578 578 470 470 372 372 Total Net Chargeoffs
Total Net Chargeoffs
Chargeoffs ($000) ($000)
0.32 0.32 0.16 0.16 0.03 0.03 0.03 0.03 0.02 0.02 Total Total NCOs NCOs / / Total Total Average Average Loans Loans (%) (%) 1 1
March 31, 2010 March 31, 2010 2009 2009 2008 2008 2007 2007 2006 2006
At or for the Three At or for the Three
Months Ended Months Ended
At or for the Year Ended At or for the Year Ended
December 31 December 31
2 2

NASDAQ: OCFC 12
0.24%
$3,992
13.0%
$215,115
Consumer
0.31%
$5,212
24.9%
$411,683
Commercial
Real Estate and
Construction
0.03%
$466
4.5%
$75,423
Commercial
1.95% 1.37% Percent of Total Loans
$32,303 $22,633 Non-Performing Loans
100.0% 57.6% Percent of Total Loans
$1,655,833 $953,612 Loan Portfolio Balance
Total
One-to-Four
Family
Strong Portfolio Performance
Strong Portfolio Performance
Data as of March 31, 2010
(Dollars in thousands)

NASDAQ: OCFC 13
Favorable Residential Delinquency Comparisons
Favorable Residential Delinquency Comparisons
Quarterly Delinquency Trends
MBA – Mortgage Bankers Association
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
Q3 Q4 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
05 06 07 08 09 10
Quarters
OCFC All Mortgage Loans
MBA All Mortgage Loans MBA Conventional (Prime) Mortgage Loans

NASDAQ: OCFC 14
Deposit Composition Transition
Deposit Composition Transition
(1) Jumbo CDs have a balance of $100,000 or greater.
December 31, 2005
March 31, 2010
Interest
Bearing
Demand
Deposits,
44.6%
Non-Interest
Bearing
Demand
Deposits,
8.5%
Jumbo Time
Deposits(1),
5.3%
Retail Time
Deposits,
16.7%
MMDA &
Savings,
24.9%
Interest
Bearing
Demand
Deposits,
28.2%
Non-Interest
Bearing
Demand
Deposits,
8.9%
Jumbo Time
Deposits(1),
8.1%
Retail Time
Deposits,
27.7%
MMDA &
Savings,
27.1%

NASDAQ: OCFC 15
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2006 2007 2008 2009 MRQ
3/31/10
OCFC
Profitability Ratios
Profitability Ratios
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
0.9%
2006 2007 2008 2009 MRQ
3/31/10
OCFC
2.5%
2.7%
2.9%
3.1%
3.3%
3.5%
3.7%
3.9%
2006 2007 2008 2009 MRQ
3/31/10
OCFC
ROAA ROAE
Net Interest Margin
Non-Interest Income / Average Assets
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
0.8%
0.9%
2006 2007 2008 2009 MRQ
3/31/10
OCFC
(A)
(A)
(A)
(A) 2007 adversely impacted by losses in the shuttering of Columbia Home Loans.
(A)

NASDAQ: OCFC 16 Capital Ratios Capital Ratios Tangible Common Equity to Total Assets 0.00 2.00 4.00 6.00 8.00 10.00 2006 2007 2008 2009 3/31/2010 At December 31

NASDAQ: OCFC 17
Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers¹
12.1x
13.0x
126%
Valuation
Price / Tang. Book Value 145%
Price / LQA EPS 17.9x
Price / Estimated EPS 14.4x
¹ Peers include: ALNC, CNBC, DCOM, FFIC, HUVL, LBAI, PBNY, PGC, SMTB, STBC, STL, SUBK, and TRST
Note: Financial data for the period ended March 31, 2010; Incorporates $12.49 share price as of May 21, 2010

NASDAQ: OCFC 18
Why OCFC…?
Why OCFC…?
Fundamental franchise value
Experienced management team and insider ownership
Attractive branch footprint and demographics
Conservative credit culture and profile
Strong commercial bank-like balance sheet
Demonstrated financial management
Attractive Valuation

NASDAQ: OCFC 19
APPENDIX 1
OCEANFIRST FINANCIAL CORP.
LOAN PORTFOLIO METRICS
ALL AMOUNTS AT MARCH 31, 2010
UNLESS OTHERWISE NOTED
Average size of mortgage loans $185,000
Interest-only loans - Amount $113.2 million
- Percent of total one-to-four family loans 11.7%
Stated income loans - Amount $70.1 million
- Percent of total one-to-four family loans 7.2%
Weighted average loan-to-value ratio 58%
Weighted average loan-to-value ratio of loans originated for the year ended December 31, 2009 62%
63%
Average FICO score 743
Average FICO score of loans originated for the year ended December 31, 2009 756
Average FICO score of loans originated  for the three months ended March 31, 2010 743
Percent of jumbo loans at origination 45.7%
Percent of loans outside the New York/New Jersey market 6.7%
Percent of loans for second homes 7.8%
Commercial Real Estate
Average size of commercial real estate loans $662,000
Largest commercial real estate loan $13.9 million
Largest relationship outstanding (9 credits) $10.9 million
Commercial Loans
Average size of commercial loan $162,000
Largest commercial loan $11.5 million
One-to-Four Family Loans
Weighted average loan-to-value ratio of loans originated for the three months ended March 31, 2010